UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: February 27, 2024

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1990 Main Street Suite 750 Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 27, 2024, Oragenics, Inc. (“Oragenics” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with ThinkEquity LLC, as representative (the “Representative”) of the underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale (the “Offering”) of 1,400,000 shares of the Company’s common stock at a price to the public of $1.50 per share (the “Underwritten Shares”). Under the terms of the Underwriting Agreement, the Underwriters agreed to purchase the Underwritten Shares from the Company at a price of $1.395 per share. The Company also granted the Underwriters an option exercisable for 45 days from the date of the Underwriting Agreement to purchase up to an additional 210,000 shares of common stock solely for the purpose of covering over-allotments (together with the Underwritten Shares, the “Shares”). The Company also agreed to issue warrants to the designees of the Representative (the “Representative’s Warrants”), exercisable one hundred eighty (180) days after February 27, 2024 and expiring on February 27, 2029, to purchase up to 5% of the Shares sold in the Offering at an exercise price of $1.875 per share. The Offering closed on March 1, 2024 (the “Closing”). The gross proceeds from the Offering were $2.1 million before deducting underwriting discounts and commissions and other offering expenses payable by the Company.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by such parties.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-269225) (the “Registration Statement”) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission.

The foregoing descriptions of the terms of the Underwriting Agreement and Representative’s Warrants, do not purport to be complete and are each qualified in their entirety by reference to the Underwriting Agreement, and Representative’s Warrant, respectively, which are filed as Exhibit 1.1, and Exhibit 4.1 hereto, and are incorporated herein by reference.

A copy of the opinion of Shumaker, Loop & Kendrick, LLP relating to the validity of the Shares is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the issuance of the Representative’s Warrants, the Company relied upon the exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

ITEM 7.01 REGULATION FD DISCLOSURE.

On March 1, 2024, the Company issued a press release announcing the closing (the “Closing”) of the offering contemplated by the Underwriting Agreement (“Closing Press Release”). A copy of the Closing Press Release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements related to the amount of net proceeds expected from the Offering. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, which may cause actual results or events to differ materially from those projected. These risks and uncertainties include those described in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filed with the SEC on April 17, 2023 and the Current Report on Form 8-K filed on January 16, 2024 and in the Company’s other filings with the SEC, including, without limitation, its reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. More information about the risks and uncertainties faced by the Company is contained under the caption “Risk Factors” in the Company’s prospectus supplement on Form 424B5 filed with the SEC on February 29, 2024. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

ITEM 8.01 OTHER EVENTS.

Updated Description of Registrant’s Securities.

The Company is providing an updated Description of Securities, effective as of the Closing, which is attached hereto as Exhibit 4.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated February 27, 2024 between Oragenics, Inc. and ThinkEquity LLC.

4.1	Form of Representative’s Warrants.

4.2	Description of Securities.

5.1	Opinion of Shumaker, Loop & Kendrick, LLP.

99.1	Closing Press Release Dated March 1, 2024.

104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 1st day of March, 2024.

ORAGENICS, INC.
(Registrant)

BY:	/s/ Janet Huffman
Janet Huffman
Chief Financial Officer